                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported): August 4, 1998

                       UNIVERSAL STANDARD HEALTHCARE, INC.

             (Exact name of Registrant as specified in its charter)

Michigan                         34-0-20400                      38-2986640
(State or Other            (Commission File Number)            (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)

Attn:  Alan S. Ker Chief Financial Officer
26500 Northwestern Highway, Suite 400
Southfield, Michigan                                               48076
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (248) 358-0810


          (Former name or former address, if changed since last report)

ITEM 2        ACQUISITION OR DISPOSITIONS OF ASSETS.


         On August 4, pursuant to that certain Asset Purchase Agreement ("the Asset Purchase Agreement"), dated as of July 16, 1998, between Laboratory Corporation of America Holdings, a Delaware corporation (the "Purchaser") and the Registrant, the Registrant sold its clinical laboratory customer list and certain tangible assets, including equipment and furniture related to its clinical laboratory business, to the Purchaser for $9,000,000 in cash (the "Asset Sale").

         In connection with the Asset Sale, the Registrant agreed not to engage in the business of providing commercial laboratory services for a period of 5 years, except in certain limited circumstances related to the Registrant's managed care business.

         The Purchaser is a national clinical laboratory organization which operates primary testing facilities nationally and performs diagnostic tests for physicians, managed care organizations, hospitals, clinics, long-term care facilities, industrial companies and other laboratories.

         The consideration paid in the sale was determined through arms-length negotiations between the Registrant and the Purchaser. Prior to the execution of the Asset Purchase Agreement, the Registrant subcontracted on a discounted fee-for-service basis with the Purchaser to provide clinical laboratory services to participants in the Registrant's managed care laboratory programs in certain markets (the "Managed Care Services") and subcontracted on a fee-for-service basis with the Purchaser to provide certain clinical laboratory services to clients of the Registrant not offered by the Registrant. Prior to the execution of the Asset Purchase Agreement, there was no other material relationship between the Registrant or any of its affiliates and the Purchaser or between any officers or directors of the Registrant or any of its affiliates and the officers or directors of the Purchaser. As discussed under Item 5 below, the Registrant intends to continue to subcontract Managed Care Services to the Purchaser.



ITEM 5.       OTHER EVENTS

         On August 4, pursuant to that certain Stock Purchase Agreement ("the Stock Purchase Agreement"), dated as of July 16, 1998, between the Purchaser and the Registrant, the Registrant sold 1,416,667 shares of its Common Stock (the "Purchased Shares") to the Purchaser for $4,250,000 cash (the "Stock Sale"). The Registrant also granted the Purchaser the right at any time after July 1, 1999 to request the registration of the Purchased Shares under the Securities Act of 1933, as amended (the "Act"), for resale and, under certain circumstances, to have the Purchased Shares included in certain registration statements filed by the Registrant on its own behalf or on behalf of its shareholders ("Piggyback Registration Rights").

         Pursuant to the terms of the Stock Purchase Agreement, the Board of Directors of the Registrant increased the number of board seats of the Registrant from 8 members to 9 members and elected Larry L. Leonard, who was designated by the Purchaser, to fill the vacancy created thereby and to serve as a member of the Board of Directors of the Registrant for a term expiring at the Registrant's Annual Meeting of Shareholders to be held in 2001. Pursuant to a certain Voting Agreement, dated as of August 3, 1998, among the Registrant, the Purchaser, Anixter International, Inc., Signal Capital Corporation, Portfolio Investment Company Limited, CLF, Ltd. and CLF, LP (the "Voting Agreement"), certain shareholders of the Registrant agreed to vote their shares of the Registrant's Common Stock to elect to the Board of Directors of the Registrant a nominee designated by the Purchaser, who initially is Mr. Leonard.

         Until the payment of the Co-Marketing Termination Fee (as defined below) and the exercise of and payment of amounts due under the Special Call Right (as defined below), or the expiration of the Co-Marketing Termination Fee, the Registrant agreed to certain covenants, including (i) providing to the Purchaser certain information and financial reports, (ii) restricting dividends on, and redemptions and repurchases of, its capital stock, (iii) limiting the Registrant's debt, (iv) not granting Piggyback Registration Rights superior to those granted to the Purchaser, and (v) not issuing additional shares of capital stock of the Registrant's subsidiaries.

         The Stock Purchase Agreement also provides that the Registrant has certain call rights, including, but not limited to, the right at any time from October 1, 2000 to November 30, 2000 to purchase all, and not less than all, the Purchased Shares then held by the Purchaser at a purchase price of $5.00 per share (the "Call Right").

         The Registrant also granted preemptive rights to the Purchaser as to certain shares of capital stock issued by the Registrant after the date of the Stock Purchase Agreement but prior to August 31, 2000.

         As required under the Stock Purchase Agreement, the Registrant and the Purchaser entered into a Co-Marketing Agreement, dated as of August 3, 1998 (the "Co-Marketing Agreement"), for the purpose of coordinating and complementing their marketing and sales efforts to new and existing managed care customers and to utilize each company's expertise and resources in such efforts. The Co-Marketing Agreement further provides that in the event of the termination of the Co-Marketing Agreement, as well as, in certain cases, the occurrence of other events, the Registrant will pay to the Purchaser the Co-Marketing Termination Fee. The Co-Marketing Termination Fee is calculated as set forth in the Co-Marketing Agreement, but cannot exceed $4,250,000. The Registrant's obligation to the Purchaser for the Co-Marketing Termination Fee is secured by a security interest in all of the Registrant's assets and the assets of its wholly-owned subsidiary Universal Standard Healthcare of Delaware, Inc. ("Universal Delaware"), other than the capital stock of certain regulated companies owned by Universal Delaware. The Purchaser has agreed to subordinate the Registrant's obligation to the Purchaser for the Co-Marketing Termination Fee and the Purchaser's security interest in certain assets of the Registrant to certain debt of the Registrant and the assets securing such debt.

         In the event the Co-Marketing Termination Fee is paid, the Registrant shall have the right to purchase the Purchased Shares owned by the Purchaser as provided in the Stock Purchase Agreement (the "Special Call Right").

         The Registrant entered into a Laboratory Services Agreement with the Purchaser effective as of August 3, 1998. Under the terms of the five-year agreement, the Purchaser shall be the preferred provider of clinical laboratory services for Registrant's managed care customers. Generally, in those circumstances where the Purchaser does not wish to provide services or does not have sufficient facilities or where customers or existing contracts require other providers, the Registrant may contract with other laboratory providers. The Registrant pays the Purchaser on a fee-for-service basis.

         The Registrant and the Purchaser have also entered into a certain Shareholders' Agreement, dated as of August 3, 1998, which restricts the Purchaser's right to resell the Purchased Shares, requires the Purchaser to vote the shares of Common Stock of the Registrant held by it in favor of the nominees for election to the Board of Directors of the Registrant designated by the Board of Directors of the Registrant and requires the Purchaser to vote in favor of certain business combinations approved by the Board of Directors of the Registrant.

         The Registrant has leased to the Purchaser portions of its clinical laboratory located in Southfield, Michigan and certain related equipment for a period of six months, and has sold certain inventory related to its clinical laboratory business to the Purchaser, for aggregate payments of $1.85 million, which were paid in advance on August 4, 1998 (the "Lease Arrangement").

         The Registrant and the Purchaser have entered into a certain Transition Services Agreement dated August 3, 1998 pursuant to which the Registrant will provide certain of its personnel involved in its clinical laboratory operations to the Purchaser for a period of up to six months, with the Purchaser reimbursing the Registrant for the costs associated with such personnel.



ITEM 7        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (a)      Financial Statements.

                       Not applicable.

              (b)      Pro Forma Financial Information.

                       The unaudited pro forma condensed consolidated financial statements furnished herein reflects the effect of the Transactions on the consolidated financial statements of the Registrant.


                                                                    Page No.

              Unaudited Pro Forma Condensed Consolidated               F-2
                       Statement of Operations for the
                       Fiscal Year Ended December 31, 1997.
              Unaudited Pro Forma Condensed Consolidated               F-3
                       Statement of Operations for the
                       Six Months Ended June 30, 1998.
              Unaudited Pro Forma Condensed Consolidated               F-4
                       Balance Sheet as of June 30, 1998.



              (c)      Exhibits.

              2.1 Purchase Agreement between the Company and Laboratory Corporation of America Holdings dated July 16, 1998, incorporated by reference from the Company's Current Report on Form 8-K dated July 21, 1998. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

              99.1 Stock Purchase Agreement between the Company and Laboratory Corporation of America Holdings dated July 16, 1998, incorporated by reference from the Company's Current Report on Form 8-K dated July 21, 1998. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

              99.2 Co-Marketing Agreement, dated as of August 3, 1998, between the Registrant and Laboratory Corporation of America Holdings.

              99.3 Shareholders' Agreement, dated as of August 3, 1998, between Universal Standard Healthcare, Inc. and Laboratory Corporation of America Holdings.

              99.4 Voting Agreement among Universal Standard Healthcare, Inc., Laboratory Corporation of America Holdings, Anixter International, Inc., Signal Capital Corporation, Portfolio Investment Company Limited, CLF, Ltd. and CLF, LP.

              99.5 Laboratory Services Agreement, dated as of August 3, 1998, between Universal Standard Healthcare, Inc. and Laboratory Corporation of America Holdings. Exhibit A to this Agreement was filed separately with the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 governing requests for confidential treatment of information.

              99.6 Security Agreement dated as of August 3, 1998, among Universal Standard Healthcare, Inc., Universal Standard Healthcare of Delaware, Inc. and Laboratory Corporation of America Holdings. The Registrant agrees to furnish supplementally a copy of any omitted Schedule to the Securities and Exchange Commission upon request.

              99.7 Sublease dated as of August 3, 1998, between Universal Standard Healthcare, Inc. and Laboratory Corporation of America Holdings. The Registrant agrees to furnish supplementally a copy of any omitted Schedule to the Securities and Exchange Commission upon request.

              99.8 Transition Services Agreement dated as of August 3, 1998, between Universal Standard Healthcare, Inc. and Laboratory Corporation of America Holdings. Portions of Schedule A to this Agreement were filed separately with the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 governing requests for confidential treatment of information. The Registrant agrees to furnish supplementally a copy of any omitted Schedule to the Securities and Exchange Commission upon request.

              99.9 Non-Compete Agreement, dated as of August 3, 1998, by subsidiaries and affiliated companies for the benefit of Laboratory Corporation of America Holdings.

              99.10 Universal Subordination Agreement, dated as of August 3, 1998, among Universal Standard Healthcare, Inc., Universal Standard Healthcare of Delaware, Inc. and Laboratory Corporation of America Holdings. The Registrant agrees to furnish supplementally a copy of any omitted Schedule to the Securities and Exchange Commission upon request.

              99.11 Sublease Agreement, dated as of August 4, 1998, between Universal Healthcare, Inc. and Laboratory Corporation of America Holdings. The Registrant agrees to furnish supplementally a copy of any omitted Schedule to the Securities and Exchange Commission upon request.

              99.12 Consent of Signal Capital Corp., dated July 30, 1998, to the Amendment to Stockholders Agreement dated as of June 28, 1991 by and among Universal Standard Equity, Ltd., WestSphere Capital Associates, L.P., WestSphere Capital, Inc., WestSphere Funding II, L.P., Fleet National Bank, Signal Capital Corp. Marvin Eisner, MML, Inc., Robert Nowikowski, Barbara Pace, John Watkins, Perry McClung, Janney Montgomery Scott, Inc., Richard J. Berman, Marcus & Katz and Elan Holdings Corp.

              99.13 Consent of Portfolio Investment Company Limited, CLF, Ltd. and CLF, L.P. , dated July 31, 1998, to the Amendment to Stockholders Agreement dated as of June 28, 1991 by and among Universal Standard Equity, Ltd., WestSphere Capital Associates, L.P., WestSphere Capital, Inc., WestSphere Funding II, L.P., Fleet National Bank, Signal Capital Corp., Marvin Eisner, MML, Inc., Robert Nowikowski, Barbara Pace, John Watkins, Perry McClung, Janney Montgomery Scott, Inc., Richard J. Berman, Marcus & Katz and Elan Holdings Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 19, 1998
              --                            UNIVERSAL STANDARD HEALTHCARE, INC.


                                            /s/  Alan S. Ker
                                            -----------------------------------
                                            Alan S. Ker
                                            Vice President, Finance
                                            Chief Financial Officer

                       UNIVERSAL STANDARD HEALTHCARE, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



The following unaudited consolidated pro forma balance sheet at June 30, 1998, and the unaudited consolidated pro forma statements of operations for the six months ended June 30, 1998 and the fiscal year ended December 31, 1997 give effect to (i) the sale by the Registrant of certain assets of its clinical laboratory division as discussed in Item 2 above (the "Asset Sale"), (ii) the sublease of portions of the Registrant's Southfield, Michigan clinical laboratory facility and certain related equipment to the purchaser in the Asset Sale, including an advanced payment of $1.85 million of rent, and the sale of certain inventory related to the Registrant's clinical laboratory business, as discussed in Item 5 above (the "Lease Arrangement") and (iii) the sale to the purchaser in the Asset Sale of 1,416,667 shares of the Registrant's Common Stock as discussed in Item 5 above (the "Stock Sale") (collectively, the Asset Sale, Lease Arrangement and Stock Sale shall be referred to as the "Transactions"). The pro forma balance sheet assumes the Transactions occurred on June 30, 1998, and the pro forma statements of operations assume the Transactions occurred on January 1, 1997. The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of the Registrant, giving effect to the Transactions and to the assumptions and adjustments in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the Transactions had occurred in the periods indicated or which may exist or occur in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto and the historical consolidated financial statements and notes thereto included in the Registrant's latest annual report on Form 10-K and latest quarterly report on Form 10-Q.

                       UNIVERSAL STANDARD HEALTHCARE, INC

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                    UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                   For the Fiscal Year Ended December,31,1997
                                                        ---------------------------------------------------------------

                                                                                   Pro Forma                 Pro
                                                           As Reported            Adjustments               Forma
                                                        ===================    ===================     ================
  Net revenue
      Fee for service                                         $36,867                $36,867 (1)               $0
      Managed care                                            $18,764                                     $18,764
                                                            ----------             ----------           ----------

  Total net revenue                                           $55,631                $36,867              $18,764
                                                            ----------             ----------           ----------

  Operating expenses
      Laboratory                                              $40,338                $27,087 (1)          $13,251
      Special charge                                          $18,842                $17,442 (2)           $1,400
      Selling, general, and                                                                                    $0
      administrative expenses                                 $11,316                 $6,537 (1)           $4,779
      Depreciation and amortization                            $3,998                 $3,458 (1)             $540
                                                            ----------             ----------           ----------

  Total operating expenses                                    $74,494                $54,524              $19,970
                                                            ----------             ----------           ----------

  Operating income (loss)                                    ($18,863)              ($17,657)             ($1,206)

   Interest expense                                            $1,899                   $907 (3)             $992
   Other income, net                                             ($86)                                       ($86)
                                                            ----------             ----------           ----------

  Income (loss) before taxes                                 ($20,676)              ($18,564)             ($2,112)

  Income taxes                                                     $0                     $0                   $0

  Net income (loss)                                          ($20,676)              ($18,564)             ($2,112)
                                                            ==========             ==========           ==========

  Net income (loss) per common share
(Basic and diluted)                                            ($3.15)                ($2.19)              ($0.25)

Average shares outstanding and                                  6,568                  8,485 (4)            8,485
equivalent shares




              (1) Reflects the elimination of estimated revenues and expenses attributable to the laboratory division for the period presented.
              (2) Included in the 1997 historical special charge was approximately ($14 million) related to an intangible asset write off for the laboratory division and non recurring reengineering expenses of($3.4 million) assumed to be completed on 1/1/97.
              (3) Reflects the elimination of interest expense assoicated with bank debt assumed to be repaid from the proceeds of the Transactions.

              (4) Reflects the issuance of 1,416,667 shares of common stock in the Stock Sale.

                       UNIVERSAL STANDARD HEALTHCARE, INC

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                    UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                         For the Six Months Ended June 30, 1998
                                                        --------------------------------------------------------------------------

                                                                                        Pro Forma                      Pro
                                                           As Reported                 Adjustments                    Forma
                                                        ===================         ==================          ==================
  Net revenue
      Fee for service                                          $17,227                    $17,227  (1)                     $0
      Managed care                                             $13,500                         $0                     $13,500
                                                             ----------                 ----------                 -----------

  Total net revenue                                            $30,727                    $17,227                     $13,500
                                                             ----------                 ----------                 -----------

  Operating expenses
      Laboratory                                               $21,986                    $11,871  (1)                $10,115
      Selling, general, and
      administrative expenses                                   $6,234                     $3,685  (1)                 $2,549
      Depreciation and amortization                             $1,910                     $1,640  (1)                   $270
                                                             ----------                 ----------                 -----------

  Total operating expenses                                     $30,130                    $17,196                     $12,934
                                                             ----------                 ----------                 -----------

  Operating income (loss)                                         $597                        $31                        $566

   Interest expense                                             $1,086                       $574  (2)                   $512
   Other  income, net                                             ($50)                       $10  (1)                   ($60)
                                                             ----------                 ----------                 -----------

  Income (loss) before taxes                                     ($439)                     ($553)                       $114

  Income taxes                                                      $0                         $0                          $0

  Net income (loss)                                              ($439)                     ($553)                       $114

  Net income (loss) per common share                            ($0.06)                    ($0.06)                      $0.01

Average shares outstanding and
equivalent shares                                                7,104                      8,521  (3)                  8,521



              (1) Reflects the elimination of estimated revenues and expenses attributable to the laboratory division for the period presented.

              (2) Reflects the elimination of interest expense associated with bank debt assumed to be repaid with the proceeds of the Transactions.

              (3) Reflects the issuance of 1,416,667 shares of common stock in the Stock Sale.

                       UNIVERSAL STANDARD HEALTHCARE, INC

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               As of June 30, 1998
                                    UNAUDITED
                                (IN THOUSANDS)




                                                                                          Pro Forma                     Pro
                                                               As Reported               Adjustments                   Forma
                                                           ====================       ==================          ================
  Current assets
      Cash and cash equivalents                                       $584                                               $584
       Accounts receivable, net                                    $11,538                                            $11,538
        Inventory                                                     $981                    ($981)   (1)                 $0
        Prepaid expenses and other                                  $1,059                                             $1,059
                                                                -----------             ------------              ------------

  Total current assets                                             $14,162                    ($981)                  $13,181

         Other assets                                               $1,526                                             $1,526
         Property and equipment, net                                $8,586                    ($360)   (1)             $8,226
          Intangible assets, net                                   $18,341                 ($11,290)   (1)             $7,051
                                                                -----------             ------------              ------------

  Total assets                                                     $42,615                 ($12,631)                  $29,984
                                                                ===========             ============              ============

  Current liabilities
           Accounts payable                                         $5,820                  ($1,162)   (1)             $4,658
            Current portion of Long-term debt                       $4,269                  ($4,269)   (1)                 $0
             Deferred lease income                                                           $1,850    (1)             $1,850
             Accrued liabilities                                    $5,759                  ($1,500)   (1)             $4,259
                                                                -----------             ------------              ------------

  Total current liabilities                                        $15,848                  ($5,081)                  $10,767

              Long-term debt                                       $19,769                  ($8,169)   (1)            $11,600
                                                                -----------             ------------              ------------

  Total liabilities                                                $35,617                 ($13,250)                  $22,367
                                                                -----------             ------------              ------------

               Common stock                                        $34,138                   $4,250    (2)            $38,388
                Retained Earnings (deficit)                       ($27,140)                 ($3,631)   (3)           ($30,771)
                                                                -----------             ------------              ------------

  Total stockholders' equity                                        $6,998                     $619                    $7,617
                                                                -----------             ------------              ------------

  Total liabilities and stockholders' equity                       $42,615                 ($12,631)                  $29,984
                                                                ===========             ============              ============


Notes:        (1) To reflect the use of the net proceeds from the Asset Sale
              ($9 million) , the Lease Arrangement ($1.850 million), and the Stock Sale ($4.250 million) to reduce bank debt ($11 million), other long-term debt ($1.44 million), and other payables and closing costs ($2.66 million). The Transactions included the sale of certain assets of the clinical laboratory division (which included inventory, customer list, and some equipment) and advance rent payments ($1.850 million ).
              (2) To reflect the issuance of 1,416,667 shares of common stock at $3.00 per share in the Stock Sale.
              (3) To reflect the estimated impact of the loss on the sale of the laboratory division.

                                INDEX TO EXHIBITS



EXHIBIT NO:             DESCRIPTION


    2.1 Purchase Agreement between the Company and Laboratory Corporation of America Holdings dated July 16, 1998, incorporated by reference from the Company's Current Report on Form 8-K dated July 21, 1998. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

    99.1 Stock Purchase Agreement between the Company and Laboratory Corporation of America Holdings dated July 16, 1998, incorporated by reference from the Company's Current Report on Form 8-K dated July 21, 1998. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

    99.2 Co-Marketing Agreement, dated as of August 3, 1998, between the Registrant and Laboratory Corporation of America Holdings.

    99.3 Shareholders' Agreement, dated as of August 3, 1998, between Universal Standard Healthcare, Inc. and Laboratory Corporation of America Holdings.

    99.4 Voting Agreement among Universal Standard Healthcare, Inc., Laboratory Corporation of America Holdings, Anixter International, Inc., Signal Capital Corporation, Portfolio Investment Company Limited, CLF, Ltd. and CLF, LP.

    99.5 Laboratory Services Agreement, dated as of August 3, 1998, between Universal Standard Healthcare, Inc. and Laboratory Corporation of America Holdings. Exhibit A to this Agreement was filed separately with the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 governing requests for confidential treatment of information.

    99.6 Security Agreement dated as of August 3, 1998, among Universal Standard Healthcare, Inc., Universal Standard Healthcare of Delaware, Inc. and Laboratory Corporation of America Holdings. The Registrant agrees to furnish supplementally a copy of any omitted Schedule to the Securities and Exchange Commission upon request.

  EXHIBIT NO:           DESCRIPTION


    99.7 Sublease dated as of August 3, 1998, between Universal Standard Healthcare, Inc. and Laboratory Corporation of America Holdings. The Registrant agrees to furnish supplementally a copy of any omitted Schedule to the Securities and Exchange Commission upon request.

    99.8 Transition Services Agreement dated as of August 3, 1998, between Universal Standard Healthcare, Inc. and Laboratory Corporation of America Holdings. Portions of Schedule A to this Agreement were filed separately with the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 governing requests for confidential treatment of information.

    99.9 Non-Compete Agreement, dated as of August 3, 1998, by Universal Standard Healthcare, Inc. and all of its subsidiaries and affiliated companies for the benefit of Laboratory Corporation of America Holdings.

    99.10 Universal Subordination Agreement, dated as of August 3, 1998, among Universal Standard Healthcare, Inc., Universal Standard Healthcare of Delaware, Inc. and Laboratory Corporation of America Holdings.
           The Registrant agrees to furnish supplementally a copy of any omitted Schedule to the Securities and Exchange Commission upon request.

    99.11 Sublease Agreement, dated as of August 4, 1998, between Universal Healthcare, Inc. and Laboratory Corporation of America Holdings. The Registrant agrees to furnish supplementally a copy of any omitted Schedule to the Securities and Exchange Commission upon request.

    99.12 Consent of Signal Capital Corp., dated July 30, 1998, to the Amendment to Stockholders Agreement dated as of June 28, 1991 by and among Universal Standard Equity, Ltd., WestSphere Capital Associates, L.P., WestSphere Capital, Inc., WestSphere Funding II, L.P., Fleet National Bank, Signal Capital Corp., Marvin Eisner, MML, Inc., Robert Nowikowski, Barbara Pace, John Watkins, Perry McClung, Janney Montgomery Scott, Inc., Richard J. Berman, Marcus & Katz and Elan Holdings Corp.

    99.13 Consent of Portfolio Investment Company Limited, CLF, Ltd. and CLF, L.P. , dated July 31, 1998, to the Amendment to Stockholders Agreement dated as of June 28, 1991 by and among Universal Standard Equity, Ltd., WestSphere Capital Associates, L.P., WestSphere Capital, Inc., WestSphere Funding II, L.P., Fleet National Bank, Signal Capital Corp., Marvin Eisner, MML, Inc., Robert Nowikowski, Barbara Pace, John Watkins, Perry McClung, Janney Montgomery Scott, Inc., Richard J. Berman, Marcus & Katz and Elan Holdings Corp.